UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas		75074
(Address of principal executive offices)		(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

2010 Annual Meeting of Stockholders

At the 2010 annual meeting of stockholders (the “Annual Meeting”) of Microtune, Inc., a Delaware corporation (the “Company”), held on May 20, 2010, the Company’s stockholders approved:

(i)	the Microtune, Inc. 2010 Stock Plan (the “2010 Stock Plan”) to replace the expiring Amended and Restated Microtune, Inc. 2000 Stock Plan;

(ii)	the Microtune, Inc. 2010 Director Stock Plan (the “2010 Director Stock Plan”) to replace the expiring Amended and Restated Microtune, Inc. 2000 Director Stock Plan; and

(iii)	the Microtune, Inc. 2010 Employee Stock Purchase Plan (the “2010 ESPP”) to replace the expiring Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan.

Summaries of the material terms of the 2010 Stock Plan, the 2010 Director Stock Plan and the 2010 ESPP can be found in the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 9, 2010 (the “Proxy Statement”), and such summaries are incorporated by reference herein. Copies of the 2010 Stock Plan, the 2010 Director Stock Plan and the 2010 ESPP have been filed as Appendices A, B and C, respectively, to the Proxy Statement and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Approval of Microtune, Inc. 2010 Stock Plan, Microtune, Inc. 2010 Director Stock Plan, and Microtune, Inc. 2010 Employee Stock Purchase Plan

The information set forth under Item 1.01 above regarding the 2010 Stock Plan, the 2010 Director Stock Plan and the 2010 ESPP is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

2010 Annual Meeting of Stockholders

On May 20, 2010, the Company held its Annual Meeting. There were 46,505,136 shares represented in person or by valid proxies, constituting 86% of the 54,002,294 shares outstanding on the record date of March 24, 2010. The stockholders approved all five of the proposals submitted by the Company for consideration at the Annual Meeting. With regard to the proposals offered for consideration, the following votes were cast:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders voted on the election of directors. As a result of the election, Messrs. Clardy, Craddock, Fontaine, LeVecchio, Marren, White, Rast, Rau, and Peck were duly elected as directors of the Company to serve until the 2011 annual meeting of stockholders. The results of the voting were as follows:

Nominee	For	% of Voting	% of Outstanding	Withheld	% of Voting Withheld	% of Outstanding Withheld	Broker Non-Votes
James H. Clardy	33,738,951	96.74%	62.48%	1,135,205	3.26%	2.10%	11,630,980
Steven Craddock	33,804,395	96.93%	62.60%	1,069,761	3.07%	1.98%	11,630,980
James A. Fontaine	34,349,156	98.49%	63.61%	525,000	1.51%	0.97%	11,630,980
Anthony J. LeVecchio	33,643,697	96.47%	62.30%	1,230,459	3.53%	2.28%	11,630,980
Bernard T. Marren	33,783,433	96.87%	62.56%	1,090,723	3.13%	2.02%	11,630,980
A. Travis White	33,804,395	96.93%	62.60%	1,069,761	3.07%	1.98%	11,630,980
Robert M. Rast	34,326,782	98.43%	63.57%	547,374	1.57%	1.01%	11,630,980
Raghu Rau	34,299,332	98.35%	63.51%	574,824	1.65%	1.06%	11,630,980
Drew Peck	34,302,185	98.36%	63.52%	571,971	1.64%	1.06%	11,630,980

Proposal 2: Approval of the Microtune, Inc. 2010 Stock Plan

At the Annual Meeting, stockholders voted on a proposal to approve the 2010 Stock Plan. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	25,760,687	73.87%	47.70%
Against	8,692,017	24.92%	16.09%
Abstain	421,452	1.21%	0.78%
Broker Non-Votes	11,630,980	N/A	N/A

Proposal 3: Approval of the Microtune, Inc. 2010 Director Stock Plan

At the Annual Meeting, stockholders voted on a proposal to approve the 2010 Director Stock Plan. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	26,422,515	75.77%	48.92%
Against	7,849,800	22.51%	14.53%
Abstain	601,841	1.72%	1.11%
Broker Non-Votes	11,630,980	N/A	N/A

Proposal 4: Approval of the Microtune, Inc. 2010 Employee Stock Purchase Plan

At the Annual Meeting, stockholders voted on a proposal to approve the 2010 ESPP. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	34,112,608	97.82%	63.16%
Against	390,817	1.12%	0.72%
Abstain	370,731	1.06%	0.68%
Broker Non-Votes	11,630,980	N/A	N/A

Proposal 5: Ratification of Appointment of Independent Auditor

At the Annual Meeting, stockholders voted on a proposal to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	46,128,120	99.19%	85.41%
Against	355,901	0.77%	0.65%
Abstain	21,115	0.04%	0.03%
Broker Non-Votes	11,630,980	N/A	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1(1)	Microtune, Inc. 2010 Stock Plan.

10.2(1)	Microtune, Inc. 2010 Director Stock Plan.

10.3(1)	Microtune, Inc. 2010 Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: May 26, 2010	By:	/S/ PHILLIP D. PETERSON
Phillip D. Peterson
General Counsel

Index to Exhibits

Exhibit Number	Description

10.1(1)	Microtune, Inc. 2010 Stock Plan.

10.2(1)	Microtune, Inc. 2010 Director Stock Plan.

10.3(1)	Microtune, Inc. 2010 Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2010.